--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 July 13, 1997
               Date of Report (Date of earliest event reported)



                                ---------------


                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


           1-7327                                         36-2660763
  (Commission File Number)                               (IRS Employer
                                                      Identification No.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS  60523
                 (Address of principal executive offices)  (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 5. Other Events.
        -------------

     On July 14, 1997, the registrant announced that its Board of Directors elected Ronald T. LeMay, 51, as its Chairman, President and Chief Executive Officer. The registrant also announced that Dean L. Buntrock had resigned as Chairman and Chief Executive Officer, but remains a member of the registrant's Board of Directors, which was expanded to 13 members with Mr. LeMay's election.

     Mr. LeMay served as President and Chief Operating Officer of Sprint Corporation ("Sprint") from February 1996 until his election as the registrant's Chairman, President and Chief Executive Officer. Previously, Mr. LeMay served briefly as Chief Executive Officer of Sprint Spectrum, a joint venture of Sprint, Tele-Communications, Inc., Comcast Corporation and Cox Communications. From October 1989 until March 1995, he was President and Chief Operating Officer of Sprint Long Distance. Between July 1985 and October 1989, Mr. LeMay held various senior management positions at United Telecommunications, whose name was changed to Sprint in 1991. He was elected to Sprint's Board of Directors in 1993. Mr. LeMay also serves on the Boards of Directors of Ceridian Corporation, Imation Corporation, Mercantile Bank of Kansas City and Yellow Corporation.

     On July 13, 1997, the registrant amended its by-laws in connection with these events. A copy of the amended and restated by-laws is filed as an exhibit to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     There are no financial statements or pro forma financial information required to be filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.

                            WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------



1.   None

2.   None

3.   By-laws of registrant, as amended and restated as of July 13, 1997.

16.  None

17.  None

21.  None

24.  None

25.  None













--------------------------------
   * Exhibits not listed are inapplicable.

                                       SIGNATURES
                                       ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WASTE MANAGEMENT, INC.



                                       By:  /s/ Herbert A. Getz
                                            -------------------
                                            Herbert A. Getz
                                            Senior Vice President

Dated:  July 16, 1997